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                                                                     EXHIBIT 25

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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
  UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS
                                    TRUSTEE

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          [_]  CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                    TRUSTEE PURSUANT TO SECTION 305(b) (2)

               WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

              A U.S. National Banking          41-1592157
                    Association
                 (Jurisdiction of                (I.R.S.
                   incorporation         Employer Identification
             or organization if not a             No.)
                U.S. national bank)

                 Sixth Street and                 55479
                 Marquette Avenue
              Minneapolis, Minnesota           (Zip code)
               (Address of principal
                executive offices)

                      Stanley S. Stroup, General Counsel
               WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                       Sixth Street and Marquette Avenue
                         Minneapolis, Minnesota 55479
                                (612) 667-1234
                              (Agent for Service)

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                            Prime Hospitality Corp.
              (Exact name of obligor as specified in its charter)

                     Delaware                  22-2640625
                  (State or other                (I.R.S.
                   jurisdiction          Employer Identification
                of incorporation or               No.)
                   organization)

                 700 Route 46 East                07004
               Fairfield, New Jersey           (Zip code)
               (Address of principal
                executive offices)

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                       8 3/8% Senior Subordinated Notes
                      (Title of the indenture securities)

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Item 1.  General Information.  Furnish the following information as to the trustee:

               (a) Name and address of each examining or supervising authority to which it is subject.

                   Comptroller of the Currency
                   Treasury Department
                   Washington, D.C.

                   Federal Deposit Insurance Corporation
                   Washington, D.C.

                   The Board of Governors of the Federal Reserve System Washington, D.C.

               (b) Whether it is authorized to exercise corporate trust powers.

                   The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

                None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

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Item 15.  Foreign Trustee.      Not applicable.

Item 16.  List of Exhibits.     List below all exhibits filed as a part of this Statement of Eligibility. Wells Fargo
                                Bank incorporates by reference into this Form T-1 the exhibits attached hereto.

        Exhibit 1.          a.  A copy of the Articles of Association of the trustee now in effect.***

        Exhibit 2.          a.  A copy of the certificate of authority of the trustee to commence business issued
                                June 28, 1872, by the Comptroller of the Currency to The Northwestern National
                                Bank of Minneapolis.*

                            b.  A copy of the certificate of the Comptroller of the Currency dated January 2,
                                1934, approving the consolidation of The Northwestern National Bank of
                                Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                            c.  A copy of the certificate of the Acting Comptroller of the Currency dated January
                                12, 1943, as to change of corporate title of Northwestern National Bank and Trust
                                Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                            d.  A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May
                                1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank
                                Minneapolis, National Association.*

                            e.  A copy of the letter dated January 4, 1988 from the Administrator of National
                                Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National
                                Association with various other banks under the title of "Norwest Bank Minnesota,
                                National Association."*

                            f.  A copy of the letter dated July 10, 2000 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation effective
                                July 8, 2000 of Norwest Bank Minnesota, National Association with various other banks under the title of "Wells Fargo Bank Minnesota, National
                                Association."****
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        Exhibit 3.                   A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

        Exhibit. 4.                  Copy of By-laws of the trustee as now in effect.***

        Exhibit 5.                   Not applicable.

        Exhibit 6.                   The consent of the trustee required by Section 321(b) of the Act.

        Exhibit 7.                   A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority is filed in paper format pursuant to Form SE, filed with the Securities and Exchange Commission on June
                                     11, 2002.

        Exhibit 8.                   Not applicable.

        Exhibit 9.                   Not applicable.
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*    Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.
*** Incorporated by reference to exhibit T3G filed with registration statement number 022-22473.
**** Incorporated by reference to exhibit number 25.1 filed with registration statement number 001-15891.

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                                   SIGNATURE

   Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 12th day of June 2002.

                                          WELLS FARGO BANK MINNESOTA,
                                          NATIONAL ASSOCIATION

                                          /s/  MICHAEL G. SLADE
                                          -------------------------------
                                              Michael G. Slade
                                            Corporate Trust Officer

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                                   EXHIBIT 6

June 6, 2002

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                          Very truly yours,

                                          WELLS FARGO BANK MINNESOTA,
                                          NATIONAL ASSOCIATION

                                          /s/  MICHAEL G. SLADE
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                                              Michael G. Slade
                                            Corporate Trust Officer